UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2019

TARONIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35586	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

300 W. Clarendon Avenue, Suite 230

Phoenix, AZ 85013

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRNX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 21, 2019, Taronis Technologies, Inc. (the “Company”) filed a Certificate of Amendment to Certificate of Incorporation (the “Certificate of Amendment”) with the Delaware Secretary of State to effect a one-for-five reverse split of the Company’s issued and outstanding common stock (the “Reverse Stock Split”), and the Reverse Stock Split became effective in accordance with the terms of the Certificate of Amendment at 5:00 p.m. Eastern Time on August 22, 2019 (the “Effective Time”). This Current Report is being made in connection with prior market disclosure for the same.

On the Effective Time, every five (5) shares of the Company’s common stock issued and outstanding were automatically combined into one (1) share of common stock, without any change in the par value per share. The Company will not issue any fractional shares in connection with the Reverse Stock Split. Instead, fractional shares will be entitled, upon surrender of certificate(s) representing shares, to receive a cash payment in lieu of the fractional shares without interest. The Reverse Stock Split did not modify the rights or preferences of the common stock. Proportional adjustments have been made to the conversion and exercise prices of the Company’s outstanding common stock warrants, convertible notes, and common stock options.

The Company’s transfer agent, Corporate Stock Transfer, is the exchange agent for the Reverse Stock Split and will correspond with stockholders of record regarding the Reverse Stock Split. Stockholders owning shares via a broker or other nominee had their positions automatically adjusted to reflect the Reverse Stock Split.

The Company’s common stock began trading on the NASDAQ Capital Market on a split-adjusted basis on Friday, August 23, 2019. The new CUSIP number for the Company’s common stock following the Reverse Stock Split is 876214206.

The foregoing description of the Certificate of Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Certificate of Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of Taronis Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2019

TARONIS TECHNOLOGIES, INC.

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Chief Executive Officer